   As filed with the Securities and Exchange Commission on November 28, 2000.

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: November 28, 2000

                      (Date of Earliest Event Reported)

                      THE REYNOLDS AND REYNOLDS COMPANY

            (Exact Name of Registrant as Specified in the Charter)


        OHIO                          1-10147                 31-0421120
(State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       Of Incorporation)                                    Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY
                   115 SOUTH LUDLOW STREET, DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's Telephone Number Including Area Code)

                                       N/A

          (Former Name or Former Address, If Changed since Last Report)

ITEM 5.  OTHER EVENTS

        Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE REYNOLDS AND REYNOLDS COMPANY

                               /s/ Douglas M. Ventura
                               -------------------------------------------------
                               Douglas M. Ventura, General Counsel and Secretary

Dated: November 28, 2000


EXHIBIT

  99.1  Press Release dated November 28, 2000.